EXHIBIT 99.1
                                                                    ------------

                 JUPITERMEDIA CORPORATION REPORTS RECORD RESULTS
                 FOR ITS FOURTH QUARTER ENDED DECEMBER 31, 2004

(New York, NY - February 15, 2005) -- Jupitermedia Corporation (Nasdaq: JUPM) today reported record results for the quarter ended December 31, 2004. Revenues for the fourth quarter of 2004 were $21.0 million compared to revenues of $15.2 million for the same period last year, an increase of 38%. Net income for the fourth quarter was $5.5 million, or $0.16 per diluted share, compared to net income of $2.2 million or $0.08 per diluted share, for the same period last year.

For the year ended December 31, 2004, revenues were $71.9 million compared to $47.0 million for 2003, an increase of 53%. Net income for the year ended December 31, 2004 was $15.7 million, or $0.49 per diluted share, compared to net income of $1.4 million, or $0.05 per diluted share, for the prior year.

"We are pleased with our financial results for the fourth quarter and the year, with record revenues and net income for both periods," stated Jupitermedia's Chairman and CEO Alan M. Meckler. "Significant highlights for the fourth quarter included continued growth of our JupiterImages division, both organically and with the recent acquisition of Hemera Technologies which solidifies our position as one of the largest organizations in the business of selling royalty free digital images by download or online subscription. We also experienced significant quarterly growth in revenues and operating income, on both a year over year and sequential quarterly basis, in our Online Media and Research businesses. In addition, we experienced a significant improvement in operating income in our Events business compared to the same quarter in the prior year, due in part to a very successful Search Engine Strategies Fall trade show," added Meckler.

"Our agreement to acquire Dynamic Graphics Group which we announced yesterday is very positive for our company. Dynamic Graphics Group will make Jupitermedia the third largest company in the world in the field of selling and distributing stock photography, stock footage and other imagery. Dynamic Graphics' Creatas, PictureQuest and Liquid Library brands are widely known worldwide and provide us with thriving sales operations in the United States, the U.K., Germany and Australia. In addition, Dynamic Graphics Group is one of the leading publishers of magazines and organizers of seminars and tradeshows for stock photo and graphics professionals. We will make good use of these properties to help distribute and cross-promote our existing JupiterImages brands. We expect that this acquisition will be accretive to our earnings," stated Meckler.

JUPITERMEDIA CORPORATION 4TH QUARTER 2004 FINANCIAL RESULTS CONFERENCE
CALL ALERT

Jupitermedia Corporation invites you to participate in its conference call reviewing 2004 fourth quarter results, scheduled for Wednesday, February 16, 2005 at 11:00 am EST.

The conference call number is (800) 946-0782 for domestic participants and (719) 457-2657 for international participants; pass code "249 037." Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Wednesday, March 2, 2005. Replay call numbers are (888) 203-1112 for domestic participants and (719) 457-0820 for international participants: pass code: "249 037."

ACQUISITIONS

In October, Jupitermedia announced that it acquired the assets of Megapixel.net (www.megapixel.net), a leading resource for digital camera owners and those interested in digital images. The site reviews new cameras, provides tips for photographers, hosts an active discussion community forum and features active buying exchanges for new and used equipment. Terms of this acquisition were not disclosed.

In November, Jupitermedia announced that its wholly-owned subsidiary JupiterImages Corporation acquired all of the shares of Hemera Technologies Inc. (www.hemera.com) for approximately U.S. $7.3 million in cash. Hemera Technologies, based in Gatineau, Quebec, Canada, is a leading resource for royalty free digital images for business users and creative professionals. Hemera Technologies sells images on CD and DVD as well as by download over the Internet, individually or through subscription, through its HemeraImages.com (www.hemeraimages.com) and Ablestock.com (www.ablestock.com) Web sites.

NEW ONLINE IMAGES OFFERINGS

Jupitermedia continued to expand and strengthen its world-class proprietary JupiterImages offerings with the addition of the following:

In October, Jupitermedia announced the launch of the Comstock 1700k Subscription Plan (www.comstock1700k.com), a new royalty free stock photography offering that is available on a paid subscription basis. This new paid subscription service complements the high quality, royalty free single image and CD offerings available from Comstock Images (www.comstock.com).

In November, Jupitermedia announced that Hemera Images (www.hemera.com), a world leader in wholly owned, royalty-free digital image content, had added visual search capabilities on AbleStock.com. Visual search allows users to find images with similar colors, themes and compositions with just one click.

In January, Jupitermedia announced the launch of RightsProtectedImages (www.rightsprotectedimages.com), a groundbreaking new licensing model for the professional stock photography industry. RightsProtectedImages.com is the first image service to license exclusive worldwide rights with a simple process and at an affordable price.

In February, Jupitermedia announced that it has re-launched its Animations.com Web site (www.animations.com), with over 200,000 animations, Flash components, background graphics and other images. Many of the images are original creations and 100,000 additional new images will be added shortly. Animations.com's royalty-free license allows subscribers to use graphics in any personal, commercial or professional project.

In February, Jupitermedia announced it has signed a definitive agreement to acquire Creatas, L.L.C., the parent company of Dynamic Graphics, Inc. (www.dgusa.com), and PictureQuest Acquisition Company, L.L.C., and its many stock photo and related graphics brands ("Dynamic Graphics Group"), for $38,175,000 in cash and 1,483,073 restricted shares of Jupitermedia common stock. Jupitermedia intends to finance the cash portion of the purchase price with cash on hand and borrowings under a credit facility to be obtained in connection with the transaction. The transaction is expected to close in March 2005 and is subject to customary closing conditions, including regulatory approvals. Dynamic Graphics Group, a global media company and graphics pioneer for over 40 years, offers a variety of resources for the graphic design community including: royalty-free and rights-managed stock image content; royalty-free subscription image services; trade publications; and creative services events and training.

NEW ONLINE MEDIA OFFERINGS

Jupitermedia continued to expand and strengthen its world-class proprietary JupiterWeb offerings with the addition of the following:

In October, Jupitermedia's JupiterWeb online media division announced the acquisition of the assets of Megapixel.net (www.megapixel.net), a leading resource for digital camera owners and those interested in digital images. The site reviews new cameras, provides tips for photographers, hosts an active discussion community forum and features active buying exchanges for new and used equipment.

In November, Jupitermedia's JupiterWeb online media division unveiled a series of innovative new marketing programs that guarantee tangible, measurable results for clients. These programs, known as Guaranteed Effective Marketing Solutions
(GEMS), are available immediately on JupiterWeb's DevX.com, EarthWeb.com and internet.com networks which serve IT and business professionals.

CONFERENCES AND TRADE SHOWS

JupiterEvents, a division of Jupitermedia, produces paid conferences and trade shows on IT and business-specific topics worldwide that are aligned with the content on our Web sites and our research offerings. JupiterEvents held six paid conferences and trade shows in the fourth quarter, each focusing on a different issue pertaining to information technology and the Internet industry. Events included Digital Rights Management Strategies Conference & Expo 2004; Search Engine Strategies Sweden Conference & Expo 2004; ISPCON Fall Conference & Expo 2004; Inside ID Fall Conference & Expo 2004; Wi-Fi Planet Fall Conference & Expo 2004; and Search Engine Strategies Fall Conference & Expo 2004.

JupiterEvents has announced the following conferences and trade shows for 2005:

o Search Engine Strategies Spring Conference & Expo 2005 (February 28 - March 3, New York, NY)
o Search Engine Strategies Germany Conference & Expo 2005 (April 12 - 13, Munich, Germany)
o    WiFi/VoWiFi Planet Japan Conference & Expo 2005 (April 20 - 21, Tokyo,
     Japan)
o Search Engine Strategies Japan Conference & Expo 2005 (April 20 - 21, Tokyo, Japan)
o Search Engine Strategies Canada Conference & Expo 2005 (May 4 - 5, Toronto, Canada)
o    ISPCON Spring Conference & Expo 2005 (May 24 - 26, Washington, D.C.)
o Search Engine Strategies U.K. Conference & Expo 2005 (June 1 - 2, London, England)
o    WiFi/VoWiFi Planet Spring Conference & Expo 2005 (June 14 - 16, Baltimore,
     MD)
o Digital Rights Management Strategies Conference & Expo 2005 (July 27 - 28, New York, NY)
o Search Engine Strategies Summer Conference & Expo 2005 (August 8 - 11, San Jose, CA)
o    itSMF USA Conference & Expo 2005 (September 19 - 21, Chicago, IL)
o    ISPCON Fall Conference & Expo 2005 (October 18 - 20, Santa Clara, CA)
o Search Engine Strategies Sweden Conference & Expo 2005 (October 26 - 27, Stockholm, Sweden)
o Search Engine Strategies Fall Conference & Expo 2005 (December 5 - 8, Chicago, IL)
o    WiFi/VoWiFi Planet Fall Conference & Expo 2005 (December 6 - 8, San Jose,
     CA)

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS

         FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2003 AND 2004
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                    THREE MONTHS ENDED                 YEARS ENDED
                                                                       DECEMBER 31,                    DECEMBER 31,
                                                               ----------------------------    ----------------------------
                                                                   2003            2004            2003            2004
                                                               ------------    ------------    ------------    ------------
Revenues                                                       $     15,198    $     20,915    $     46,991    $     71,888
Cost of revenues                                                      6,209           7,032          21,511          26,077
                                                               ------------    ------------    ------------    ------------

Gross profit                                                          8,989          13,883          25,480          45,811
                                                               ------------    ------------    ------------    ------------

Operating expenses:
    Advertising, promotion and selling                                4,062           4,175          14,369          16,232
    General and administrative                                        2,130           3,306           7,003          10,687
    Depreciation                                                        314             210           1,422             804
    Amortization                                                        358             689           1,371           2,166
                                                               ------------    ------------    ------------    ------------
Total operating expenses                                              6,864           8,380          24,165          29,889
                                                               ------------    ------------    ------------    ------------

Operating income                                                      2,125           5,503           1,315          15,922

Income on investments and other, net                                     92              66             121             190
Interest income                                                          16              81             190             163
Interest expense                                                        (16)            (29)            (26)           (130)
                                                               ------------    ------------    ------------    ------------

Income before income taxes, minority interests and equity
  income (loss) from venture fund investments and other, net          2,217           5,621           1,600          16,145

Provision for income taxes                                               --             143              --             288
Minority interests                                                        4             (32)             26             (89)
Equity income (loss) from venture fund investments and
  other, net                                                            (51)             86            (244)            (31)
                                                               ------------    ------------    ------------    ------------
Net income                                                     $      2,170    $      5,532    $      1,382    $     15,737
                                                               ============    ============    ============    ============

Basic net income per share                                     $       0.08    $       0.17    $       0.05    $       0.54
                                                               ============    ============    ============    ============

Basic weighted average number of common shares outstanding           25,903          32,162          25,574          29,381
                                                               ============    ============    ============    ============

    Diluted net income per share                               $       0.08    $       0.16    $       0.05    $       0.49
                                                               ============    ============    ============    ============

Diluted weighted average number of common shares outstanding         28,085          35,569          26,917          31,801
                                                               ============    ============    ============    ============

SEGMENT INFORMATION

The following tables summarize the results of the segments of Jupitermedia for the three months and years ended December 31, 2003 and 2004. Online media consists of the JupiterWeb business that includes the internet.com, EarthWeb.com, DevX.com and ClickZ.com Networks. Online images consist of the JupiterImages business that includes Comstock Images, Thinkstock Images, Thinkstock Footage, Photos.com, HemeraImages.com, Ablestock.com, Clipart.com and Animations.com. Research represents the JupiterResearch business. Events represents the JupiterEvents business. Other includes corporate overhead, depreciation, amortization and venture fund related activities.

(unaudited)                               THREE MONTHS ENDED                 YEARS ENDED
(in thousands)                               DECEMBER 31,                    DECEMBER 31,
                                     ----------------------------    ----------------------------
                                         2003            2004            2003            2004
                                     ------------    ------------    ------------    ------------
Revenues:
   Online media                      $      7,242    $      8,106    $     24,991    $     30,019
   Online images                            2,181           7,526           4,018          22,571
   Research                                 2,534           2,501           9,101           9,323
   Events                                   3,092           2,771           8,279           9,929
   Other                                      149              11             602              46
                                     ------------    ------------    ------------    ------------
                                     $     15,198    $     20,915    $     46,991    $     71,888
                                     ------------    ------------    ------------    ------------
Cost of revenues:
   Online media                      $      2,680    $      2,815    $     10,329    $     11,366
   Online images                              581           1,523           1,300           4,551
   Research                                 1,244           1,295           5,162           5,195
   Events                                   1,704           1,399           4,720           4,965
                                     ------------    ------------    ------------    ------------
                                     $      6,209    $      7,032    $     21,511    $     26,077
                                     ------------    ------------    ------------    ------------
Gross profit
   Online media                      $      4,562    $      5,291    $     14,662    $     18,653
   Online images                            1,600           6,003           2,718          18,020
   Research                                 1,290           1,206           3,939           4,128
   Events                                   1,388           1,372           3,559           4,964
   Other                                      149              11             602              46
                                     ------------    ------------    ------------    ------------
                                     $      8,989    $     13,883    $     25,480    $     45,811
                                     ------------    ------------    ------------    ------------
Advertising, promotion and selling
   Online media                      $      1,774    $      1,691    $      6,278    $      6,737
   Online images                              271             978             508           3,228
   Research                                   686             812           2,884           3,045
   Events                                   1,331             694           4,699           3,222
                                     ------------    ------------    ------------    ------------
                                     $      4,062    $      4,175    $     14,369    $     16,232
                                     ------------    ------------    ------------    ------------
General and administrative
   Online media                      $        323    $        389    $        772    $        611
   Online images                              161             493             284           1,298
   Research                                   322              92           1,066             570
   Events                                      38              35             184             153
   Other                                    1,286           2,297           4,697           8,055
                                     ------------    ------------    ------------    ------------
                                     $      2,130    $      3,306    $      7,003    $     10,687
                                     ------------    ------------    ------------    ------------

Depreciation                         $        314    $        210    $      1,422    $        804
Amortization                         $        358    $        689    $      1,371    $      2,166

Operating income (loss)
   Online media                      $      2,465    $      3,211    $      7,612    $     11,305
   Online images                            1,168           4,532           1,926          13,494
   Research                                   282             302             (11)            513
   Events                                      19             643          (1,324)          1,589
   Other                                   (1,809)         (3,185)         (6,888)        (10,979)
                                     ------------    ------------    ------------    ------------
                                     $      2,125    $      5,503    $      1,315    $     15,922
                                     ------------    ------------    ------------    ------------

                            JUPITERMEDIA CORPORATION
                           CONSOLIDATED BALANCE SHEETS

                     DECEMBER 31, 2003 AND DECEMBER 31, 2004
                                   (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                           DECEMBER 31,    DECEMBER 31,
                                                                               2003            2004
                                                                           ------------    ------------
                                      ASSETS

Current assets:
   Cash and cash equivalents                                               $      9,567    $     30,179
   Accounts receivable, net of allowances of $948 and $966, respectively         10,281          15,385
   Unbilled accounts receivable                                                   1,012           1,530
   Prepaid expenses and other                                                     2,124           2,713
                                                                           ------------    ------------
       Total current assets                                                      22,984          49,807

Property and equipment, net of accumulated depreciation of $8,674, and
  $9,256, respectively                                                            1,488           2,339
Intangible assets, net of accumulated amortization of $3,204 and $5,371,
  respectively                                                                    8,130          20,939
Goodwill                                                                         21,760          42,015
Investments and other assets                                                      1,676           1,197
                                                                           ------------    ------------
       Total assets                                                        $     56,038    $    116,297
                                                                           ============    ============

                   LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                        $      1,494    $      2,277
   Accrued payroll and related expenses                                           2,482           1,785
   Accrued expenses and other                                                     4,151           5,037
   Deferred revenues                                                              9,211          14,183
                                                                           ------------    ------------
       Total current liabilities                                                 17,338          23,282

Long-term liabilities                                                               341             225
Deferred revenues                                                                    --             510
Deferred income tax liabilities                                                      --             121
                                                                           ------------    ------------
       Total liabilities                                                         17,679          24,138
                                                                           ------------    ------------


Stockholders' equity:
   Preferred stock, $.01 par value, 4,000,000 shares authorized, no
     shares issued                                                                   --              --
   Common stock, $.01 par value, 75,000,000 shares authorized,
     25,984,130 and 32,313,361 shares issued at December 31, 2003 and December 31, 2004, respectively
                                                                                    260             324
   Additional paid-in capital                                                   177,629         215,648
   Accumulated deficit                                                         (139,427)       (123,690)
   Treasury stock, 65,000 shares at cost                                           (106)           (106)
   Accumulated other comprehensive income                                             3             (17)
                                                                           ------------    ------------
       Total stockholders' equity                                                38,359          92,159
                                                                           ------------    ------------
       Total liabilities and stockholders' equity                          $     56,038    $    116,297
                                                                           ============    ============

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                     YEARS ENDED DECEMBER 31, 2003 AND 2004
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                          YEARS ENDED
                                                                          DECEMBER 31,
                                                                  ----------------------------
                                                                      2003            2004
                                                                  ------------    ------------
Cash flows from operating activities:
   Net income                                                     $      1,382    $     15,737
   Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation and amortization                                     2,793           2,970
       Barter transactions, net                                           (912)             --
       Provision (benefit) for losses on accounts receivable               205            (134)
       Minority interests                                                  (26)             89
       Equity loss from venture fund investments and other, net            244              31
       Income on investments and other, net                               (121)           (190)
   Changes in current assets and liabilities (net of businesses acquired):
       Accounts receivable                                              (1,845)         (2,909)
       Unbilled accounts receivable                                        106            (518)
       Prepaid expenses and other                                       (1,075)            161
       Accounts payable and accrued expenses                              (719)           (358)
       Deferred revenues                                                 1,361           4,932
                                                                  ------------    ------------
           Net cash provided by operating activities                     1,393          19,811
                                                                  ------------    ------------

Cash flows from investing activities:
   Additions to property and equipment                                    (227)           (601)
   Acquisitions of businesses and other                                (17,562)        (36,487)
   Proceeds from sales of assets and other                                 106             211
   Distribution from internet.com venture funds                             --             148
                                                                  ------------    ------------
           Net cash used in investing activities                       (17,683)        (36,729)
                                                                  ------------    ------------

Cash flows from financing activities:
   Proceeds from issuance of common stock, net                              --          30,337
   Borrowings under credit facilities                                       --          13,000
   Repayment of borrowings under credit facilities                          --         (13,000)
   Proceeds from exercise of stock options                                 378           7,200
                                                                  ------------    ------------
           Net cash provided by financing activities                       378          37,537
                                                                  ------------    ------------

                                                                  ------------    ------------
Effect of exhange rates on cash                                             28              (7)
                                                                  ------------    ------------

Net increase (decrease) in cash and cash equivalents                   (15,884)         20,612
Cash and cash equivalents, beginning of period                          25,451           9,567
                                                                  ------------    ------------
Cash and cash equivalents, end of period                          $      9,567    $     30,179
                                                                  ============    ============
Supplemental disclosures of cash flow:
   Cash paid for interest                                         $         26    $        131
                                                                  ============    ============
Non-cash investing activities:
   Common stock issued for acquisitions                           $      1,771    $        541
                                                                  ============    ============

BUSINESS OUTLOOK

Jupitermedia's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. Historical results below have been adjusted to conform to this presentation. The amounts below reflect the preliminary allocation of the purchase prices paid by Jupitermedia in connection with its recent acquisitions of Comstock Images, Thinkstock Images, Megapixel.net and Hemera Technologies Inc. and are subject to change pending a final allocation of these amounts. The following forward-looking statements reflect Jupitermedia's expectations as of February 15, 2005 and assume the closing of the acquisition of Dynamic Graphics Group effective April 1, 2005. However, there can be no assurance that this acquisition will be consummated by April 1, 2005 or at all. Financial guidance for 2005 does not include the impact of expensing share-based compensation, which becomes mandatory in our quarter ending September 30, 2005, in accordance with Financial Accounting Standards Board Statement No. 123R. Due to potential changes in general economic conditions and the various other risk factors discussed below and in Jupitermedia's reports filed with the Securities and Exchange Commission from time to time, actual results may differ materially. Jupitermedia intends to continue its practice of not updating forward-looking statements until its next quarterly results announcement, other than in publicly available statements.


FUTURE EXPECTATIONS
                                  Actual
                                Total 2004       Q1 2005         Total 2005
                                ----------       -------         ----------
                                  (in millions, except per share amounts)


Revenues                          $72.0         $19.2-19.7      $108.0-111.0

Cost of revenues,
advertising, promotion &
selling, and G & A expenses       $52.6         $13.0-13.5       $74.0-77.0

Depreciation and amortization      $3.0            $1.2             $6.0

Income taxes                       $0.3            $0.2             $1.0

Net income                        $15.7            $4.6          $27.0-28.0

Diluted share count                31.8            35.5             36.8

Earnings per diluted share         $0.49           $0.14         $0.73-0.75

ABOUT JUPITERMEDIA CORPORATION

Jupitermedia Corporation (Nasdaq: JUPM) (www.jupitermedia.com), headquartered in Darien, CT, is a leading global provider of original information, images, research and events for information technology, business and creative professionals. JupiterWeb, the online media division of Jupitermedia, operates five distinct online networks: internet.com and EarthWeb.com for IT and business professionals; DevX.com for developers; ClickZ.com for interactive marketers; and Graphics.com, for creative professionals. JupiterWeb properties include more than 150 Web sites and over 150 e-mail newsletters that are viewed by approximately 20 million users and generate over 300 million page views monthly. Jupitermedia also includes: JupiterImages, one of the leading images companies in the world with over 5.0 million images online serving creative professionals with products like Comstock Images, Thinkstock Images, Thinkstock Footage, Photos.com, HemeraImages.com, Ablestock.com, Clipart.com and Animations.com; JupiterResearch, a leading international research advisory organization specializing in business and technology market research in 18 business areas and 14 vertical markets; and JupiterEvents, which produces offline conferences and trade shows focused on IT and business-specific topics, including Search Engine Strategies and WiFi/VoWiFi Planet.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA'S FUTURE REVENUES, EXPENSES, CASH FLOWS AND STOCK PRICE; JUPITERMEDIA'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA'S DEPENDENCE ON A LIMITED NUMBER OF ADVERTISERS; AND JUPITERMEDIA'S ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO JUPITERMEDIA'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.


ALL CURRENT JUPITERMEDIA CORPORATION PRESS RELEASES CAN BE FOUND ON THE WORLD WIDE WEB AT HTTP://WWW.JUPITERMEDIA.COM/CORPORATE/PRESS.HTML
------------------------------------------------


CONTACT:
Lisa DiGiacomo
Marketing and Public Relations Associate
(212) 547-7939
ldigiacomo@jupitermedia.com
---------------------------